SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


     Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   November 5, 1999
                                                    ----------------


                               TRIMFAST GROUP INC
                               ------------------
                (Name of Registrant as specified in its charter)


        Nevada                            0-26675            88-0367136
        ------                            -------            ----------
(State or other jurisdiction of      (Commission File     (IRS Employer
incorporation or organization)           No.)             Identification No.)



  777 S. Harbor Island Boulevard #260 Tampa, Florida 33602    (813) 275-0050
  --------------------------------------------------------------------------
          (Address and telephone number of principal executive offices)

ITEM 5.  OTHER EVENTS

         The Company has terminated a previously announced $15 million equity line financing arrangement with Kingsbridge Capital Limited. The Company made no draws under the financing arrangement nor were any shares of the Company's common stock issued pursuant thereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                            -------------------------
                                            TrimFast Group, Inc.
                                              (REGISTRANT)

DATE: November 8, 1999                      /s/ MICHAEL MUZIO
                                            -------------------------
                                            MICHAEL MUZIO, PRESIDENT